[LOGO] DEFENSE REUTILIZATION AND MARKETING SERVICE 74 WASHINGTON AVENUE NORTH BATTLE CREEK, MICHIGAN 49037-3092 IN REPLY DLA Disposition Services — J422 September 22, 2011 REFER TO Liquidity Services, Incorporated Mr. William Angrick 1920 L Street, NW, 6th Floor Washington, DC 20036 Dear Mr. Angrick: This letter is provided to inform you of a change in the contract terms set forth in contract 99-4001-0004 between Liquidity Services, Inc. and DLA Disposition Services, signed June 9, 2005. Specifically Part II, Section D of the Scrap Venture Invitation for Bid provides: “The minimum Performance Period for the contract is eighty-four (84) months. DRMS may exercise options to extend the Performance Period for up to an additional thirty-six (36) months.” In addition, Article Two, section 4, found in part VI provides: “The basic Performance Period under this contract is eighty-four (84) calendar months beginning with the date of submission to Purchaser of the initial Pickup Notice. The Government has the unilateral right to extend that eighty-four (84) calendar month Performance period for three twelve (12) month option periods by notice thereof to Purchaser or Contractor: DLA Disposition Services has determined the additional three twelve (12) month options that are unilaterally available to the Government for extending the performance period of contract 99-4001-0004 to be in the best interest of the Government. Therefore, DLA Disposition Services exercises the first 12-month option under this provision which will extend the SV contract through June 8, 2013. Sincerely GREGORY E. ORTIZ Sales Contracting Officer Federal Recycling Program [LOGO] Printed on Recycled Paper